Exhibit 32(ii)

Certification

STATEMENT OF CHIEF ACCOUNTING OFFICER

OF ATMOSPHERIC GLOW TECHNOLOGIES, INC.

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

§ 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Atmospheric Glow Technologies, Inc. (the “Company”) on Form 10-KSB for the period ended March 31, 2004 as filed with the Securities and Exchange Commission (the “Report”), I, Sharon L. Draper, Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 29, 2004	/s/ Sharon L. Draper
Sharon L. Draper, Chief Accounting Officer